Exhibit 99.2

Sixth Annual Needham Growth Conference

January 7, 2004

Nasdaq: CPTV

Presented by:

Reynolds C. Bish, President & CEO

Safe Harbor Statement

During the course of this presentation, we may provide forward-looking statements regarding Captiva’s financial results, products and other business developments that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. The forward-looking statements made in this presentation are based on information known to us today and we do not undertake any obligation to update them.

We refer you to Captiva’s periodic filings with the Securities and Exchange Commission, including our Form S-4 describing the merger of Captiva and ActionPoint, and our most recent Form 10-K and Form 10-Q. These documents identify important risk factors that could cause actual results to differ materially from those contained in our projections and other forward-looking statements.

Company Overview

Captiva is a leading provider of input management solutions.

Founded: 1989 2002 pro forma results: Merged with ActionPoint Revenues: $48.6M (Nasdaq: ACTP) on July 31, 2002 Operating Income: $2.6M

Diluted EPS: $.16

Ticker: CPTV

2003 pro forma unaudited estimates: Customers: 1,000 +

Revenues: $56.6M—$57.0M

Employees: 257 +

Operating Income: $5.4M—$5.7M Partners: 100 + Diluted EPS: $.29—$.31

Headquarters: San Diego, CA Plus $.02—$.04 tax benefit Offices in 4 countries

Input Management

Call Web Email

Center Mobile Fax Computing

Input Management EDI/XML

Documents

Capture Classify Extract Perfect Archive

Enterprise Applications ECM ERP CRM SCM

Insurance Case Study

Challenges

40,000 + paper based health insurance claims / day Manual keying Labor intensive & expensive Prone to errors & exception processing Slowed payments & increased CRM burden

Captiva’s input management solution

Automated system based on scanning, OCR, key from image & data validation technologies Eliminated 80% + of the manual keying Improved data accuracy to 99% + Reduced claims processing times from 9 – 10 to 1 – 2 days Estimated ROI: 12 months or less

Financial Services Case Study

Challenges

50,000+ paper & 10,000+ electronic credit card applications / day Required parallel / duplicate systems Manual keying Labor intensive & expensive Prone to errors & exception processing

Slowed card issuances & delayed transaction fee revenue

Captiva’s input management solution

A single system based on scanning, OCR, key from image & data validation technologies Automation minimized manual keying, improved data quality & accelerated card issuances Estimated ROI: 12 months or less

Value Proposition

Reduce Operational Costs

Minimize manual keying

Leverage single input management platform

Improve Information Quality

Reduce exception processing Enhance customer relationships

Accelerate Business Processes

Speed processing cycles

Be more responsive to customer needs

Market Positioning

Enterprise Content Management

Input Document Web Content Workflow Collaboration Mgmt. Mgmt. Mgmt.

High

FileNet Interwoven Captiva EMC (Documentum)

Scalability

& IBM

Readsoft

Robustness

Open Text / Ixos Dicom / Kofax Hummingbird Cardiff Hyland Stellent ScanSoft Low

Primary Expertise

ECM Drivers

Companies are drowning in information

Yankee Group: content will grow at 200% / year Forrester: 80% of all information still paper based

Security & disaster recovery is more important than ever

Recent legislation is increasing the sense of urgency

Sarbanes-Oxley Act (financial reporting & compliance) HIPAA (healthcare & insurance industries)

ECM is becoming a necessity

Gartner: CIOs’ priorities—# 1 Security / # 2 Content management Meta Group: Over the last year ECM has risen from # 10—14 to # 4 in the number of end user inquiries

Input Management Drivers

Growth in the ECM market is a fundamental driver

IDC: ECM market is $4.4B in 2003 / 30% CAGR Meta Group: “Captiva puts the “C” in ECM.”

e-Business increases need to improve paper based processes & deploy a hybrid solution

Xerox: “The percentage of printed versus electronic documents will decline from 90% today to 40% in 2005 but we’ll also see a 400% increase in printed page volume.”

Shift from “imaging” to process automation makes input management is a more strategic purchase

Aberdeen: “Captiva has wisely elevated its importance by positioning itself as a necessary precursor to ECM, as document capture & forms processing have traditionally been thought of as a mere add-on to scanning and imaging.”

Large Market Opportunity

Input Management Software Market in Millions

$1,500 $1,347

$1,232 $1,250 $1,141 $1,067

$1,000

$750

$500

2002 2003 2004 2005

6.9% 8.0% 9.3%

Source – Strategy Partners

End-to-End Solution

BusinessBusiness

Professional Professional Maintenance Digital Process Process Software Software Services Scanners Digital Outsourcing Services Services Scanners Outsourcing (BPO) (BPO)

Customer

Products & Services

- **FormWare**
  - ClaimPack
  - InvoicePack
- **InputAccel**
  - InputAccel Express
  - Digital Mailroom
- **Pixel Translations toolkits**
- **AdvantEdge services suite**


28%
5%
15%
52%
Software
Professional Services
Maintenance
Digital Scanners

2002 Revenues


42%
58%
Existing Customers
New Customers

CAPTIVA

Sales Strategy

33 quota bearing sales representatives

- **Sell direct to end users**
- **Support our system integrators & VARs**
  - Documentum
  - Open Text
- **Work with our cooperative marketing partners**
  - FileNet
  - Hyland
  - IBM
  - Interwoven


21%
79%
United States
International


29%
71%
Direct
System Integrators & VARs

2002 Revenues

CAPTIVA

Vertical Market Strength

2002 Revenues


Insurance 27%
Financial Services 22%
Government 6%
BPO 14%
Manufacturing 9%
Others 22%

CAPTIVA

Customers

Insurance

Financial Services

CAPTIVA

Customers

Government

Other

CAPTIVA

Why We Win

- **Recognized industry leader**
  - Largest provider of input management software
  - Forrester: Companies are less inclined to buy from vendors with less than $25M / year in revenues compared to late 90's
- **End-to-end solution**
  - Broadest suite of products & services
  - Largest and most experienced professional services staff
  - Extensive vertical market & application expertise
  - IDC: Users are willing to pay 10-15% more for a complete solution from a single source
- **Proven track record**
  - Over 1,000 customers
  - More than 1,200 production level installations
- **Financially sound, stable company**
  - Founded in 1989
  - Growing, profitable & cash flow positive

CAPTIVA

Revenue Growth Strategies

Drive better penetration of existing markets

Cross sell FormWare & InputAccel into their respective customer bases Expand into the

“mid market” via system integrators & VARs Grow international revenues via system integrators & VARs

Capture a larger portion of the customer dollar spent by providing more of an end-to-end solution

Grow our professional services capabilities & offerings Offer digital scanners as part of our solutions

Enter new markets

2001: ClaimPack 2002: InvoicePack 2003: Digital Mailroom

Expand into additional countries via system integrators & VARs

Pro Forma Revenue

Millions

48.6 $50 46.3 44.7 40.7 41.8 39.3 $40 35.7 35.2 30.7 $30

22.2 $20

$10

$0

1998 1999 2000 2001 2002

FormWare & InputAccel Total

18% CAGR

Annual Results & Guidance

Pro forma

Unaudited Actual Actual Estimates 2001 2002 2003

Revenue:

Captiva $24,261 ActionPoint $22,035

Total $46,296 $48,583 $56.6—$57.0M

Growth 5% 16%—17%

Operating Income / Loss:

Captiva $1,007 ActionPoint -$2,551

Total -$1,544 $2,588 $5.4M—$5.7M

Diluted EPS -$0.18 $0.16 $.29—$.31 *

* Plus $.02—$.04 tax benefit

Quarterly Results & Guidance

Pro forma

Revenues Operating Income $16,000 $2,200

$1,800 $12,000 $1,400

$8,000 $1,000

$600 $4,000 $200

$0 -$200

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Diluted EPS

Note – Q4 03 is the $0.12 mean of the unaudited $0.10 2002 estimates, excluding the $.02—$.04 tax $0.08 benefit $0.06 2003 $0.04

$0.02

$0.00

Q1 Q2 Q3 Q4

Quarterly Results

Pro forma

Cash DSO

$16,000 100 $14,000 80 $12,000 $10,000 60 $8,000 $6,000 40 $4,000 20 $2,000

$0 0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

02 02 02 02 03 03 03 03 02 02 02 02 03 03 03 03

Note – Q4 03 is an unaudited estimate

Quarterly Results & Guidance

Pro forma

2002 2003

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Unaudited Estimates

Revenue $11,892 $11,722 $11,529 $13,440 $12,603 $13,882 $14,517 $15.6M—$16.0M

Operating Income $349 $498 $279 $1,462 $624 $1,012 $1,725 $2.0M—$2.3M

Diluted EPS $0.02 $0.03 $0.02 $0.09 $0.04 $0.06 $0.09 $.10—$.12 *

Cash $8,866 $10,652 $6,452 $7,453 $8,058 $9,225 $12,428 $15,400

DSO 69 74 86 79 68 67 65

* Plus $.02—$.04 tax benefit

Financial Model

Pro forma

	2002	YTD 9/30/03	Longer Term Guidance
Revenues	100.0%	100.0%	100.0%
Cost of Revenues	27.0%	33.0%	30.0%
Gross Profit	73.0%	67.0%	70.0%
R & D	16.0%	16.0%	16.0%
S, G & A	52.0%	43.0%	39.0%
Total Expenses	68.0%	59.0%	55.0%
Operating Income	5.0%	8.0%	15.0%

CAPTIVA

Management Team

		Tenure	IT Industry Experience	Prior Employment
Reynolds Bish	CEO	Co-founder	21 years	Unibase Systems Covalent Systems Fafco Price Waterhouse
Rick Russo	CFO	8 years	21 years	Epicor Software DataWorks Polaroid Price Waterhouse
Howard Dratler	EVP of Field Operations	1 month	30 years	Allocity Veritas OpenVision NCR
Jim Vickers	CMO & GM Pixel Translations	1 year	30 years	ActionPoint TR Systems Electronics for Imaging Canon
Jim Nicol	EVP of Product Development	2 months	30 years	FutureTrade Praxis / Stac Lotus IBM

CAPTIVA

Ownership

	Shares Outstanding	Fully Diluted
Officers & Directors	7.9%	27.4%
Employees	2.9%	15.1%
Total	10.8%	42.5%
Institutions	50.9%	32.8%

As of December 31, 2002

CAPTIVA

Investment Thesis

- Significant market opportunity
- Market segment leader
- Growing & profitable with cash in the bank
- Strong management team

CAPTIVA

CAPTIVA
SOFTWARE CORPORATION



NASDAQ: CPTV

"Managing Input Across the Enterprise"